EXHIBIT 10.2

CHANGE IN TERMS AGREEMENT

BORROWER : WESTMORELAND RESOURCES, INC. PO BOX 449 HARDIN, MT 59034-0449	Lender: FIRST INTERSTATE BANK BILLINGS OFFICE-COMMERCIAL DEPT. 401 NORTH 31st STREET PO BOX 30918 BILLINGS, MT 59116

Date of Agreement:   NOVEMBER 20, 2008
Note Number:   1100236355

Description of Existing Indebtedness:   REVOLVING LINE OF CREDIT.

Description of Collateral:   10,000 SHARES OF WESTMORELAND RESOURCES STOCK PLEDGED BY WESTMORELAND COAL COMPANY AND ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES AND EQUIPMENT OF WESTMORELAND RESOURCES, INC.

Description of Change in Terms:   THE LINE IS INCREASED TO MAXIMUM CREDIT OF $20,000,000.00 FROM $10,000,000.00. THE RATE IS CHANGED TO PRIME FLOATING, WITH A FLOOR OF 6% AND A CEILING OF 8%. THE NEW MATURITY DATE IS NOVEMBER 19, 2009. ALL OTHER TERMS AND CONDITIONS TO REMAIN.

Continuing Validity. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER: WESTMORELAND RESOURCES, INC.

BY:	/s/ Morris W. Kegley

VICE PRESIDENT AND GENERAL COUNSEL

FIRST INTERSTATE BANK

BY:	/s/ Steve Tostenrud

STEVE TOSTENRUD, VICE PRESIDENT